UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2020

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On February 11, 2020, the Management Development and Compensation Committee of the Board of Directors of The Clorox Company (the “Company”) approved amended and restated versions of the Company’s Executive Change in Control Severance Plan and the Company’s Severance Plan for Clorox Executive Committee Members, each of which covers all of the Company’s named executive officers.

The plan restatements resulted from a periodic review of the plans, which were last updated in 2014, and generally do not modify the benefit levels or material terms of the plans, which are described in detail in the Company’s definitive proxy statement filed on October 2, 2019. The key modifications that the amended and restated versions of the plans make to the prior versions include (1) determining the bonus-based component of certain severance calculations based upon target bonus rather than historical bonuses, (2) providing, under the Executive Change in Control Severance Plan only, for reimbursement of legal fees and expenses for a participant who prevails on a material issue in a dispute thereunder, and (3) various clarifications to the administrative schemes under the plans, including delegation to designated officers of administrative authority for determinations under the Severance Plan for Clorox Executive Officers that do not involve Company named executive officers.

The foregoing description of the plans does not purport to be complete and is qualified in its entirety by reference to the plans, copies of which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
10.1	Second Amended and Restated Executive Change in Control Severance Plan, effective February 11, 2020

10.2	Severance Plan for Clorox Executive Committee Members, second amended and restated effective as of February 11, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: February 14, 2020	By:	/s/ Laura Stein
Executive Vice President –
General Counsel and Corporate Affairs